Schedule of Investments
September 30, 2023 (Unaudited)
Zevenbergen Genea Fund
Security	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 45.3%
Airbnb, Inc. (a)	17,700	$2,428,617
Amazon.com, Inc. (a)	46,000	5,847,520
MercadoLibre, Inc. (a)	3,685	4,672,138
Netflix, Inc. (a)	7,550	2,850,880
Rivian Automotive, Inc., Class A (a)	37,275	905,037
Tesla, Inc. (a)	37,400	9,358,228
The Trade Desk, Inc. (a)	75,000	5,861,250
Uber Technologies, Inc. (a)	69,100	3,177,909
Total Consumer Discretionary		35,101,579
Energy — 1.7%
First Solar, Inc. (a)	4,350	702,917
Shoals Technologies Group, Inc. (a)	35,000	638,750
Total Energy		1,341,667
Industrials — 9.6%
Aspen Aerogels, Inc. (a)	58,100	499,660
Axon Enterprise, Inc. (a)	16,650	3,313,184
Bill Holdings, Inc. (a)	26,700	2,898,819
DLocal Limited (a)	37,170	712,549
Total Industrials		7,424,212
Real Estate — 3.3%
Zillow Group, Inc., Class C (a)	54,700	2,524,952
Total Real Estate		2,524,952

Security	Shares	Value
Technology — 39.6%
Advanced Micro Devices, Inc. (a)	22,800	$2,344,296
ASML Holding N.V.	2,100	1,236,186
CrowdStrike Holdings, Inc. (a)	8,100	1,355,778
Datadog, Inc. (a)	25,150	2,290,914
DoubleVerify Holdings, Inc. (a)	42,632	1,191,564
Global-E Online Ltd. (a)	65,300	2,595,022
MongoDB, Inc. (a)	9,200	3,181,912
NVIDIA Corporation	15,850	6,894,591
ON Semiconductor Corporation (a)	16,200	1,505,790
Shopify Inc. (a)	62,850	3,429,724
Snowflake Inc. (a)	21,300	3,254,001
Sprout Social, Inc. (a)	8,200	409,016
Toast, Inc. (a)	29,890	559,840
Xometry, Inc. (a)	23,300	395,634
Total Technology		30,644,268
Total Common Stocks (Cost — $47,751,807)		77,036,678

Short-Term Investment — 0.4%
First American U.S. Treasury Money Market Fund - Class Z - 5.21% (b)	336,811	336,811
Total Short-Term Investment (Cost — $336,811)		336,811

Total Investments — 99.9% (Cost — $48,088,618)		77,373,489
Other Assets in Excess of Liabilities — 0.1%		94,308
Total Net Assets — 100.0%		$77,467,797

(a)	Non-income producing security.
(b)	The rate reported is the annualized seven-day yield at period end.

SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Debt Securities:  Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 2 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

In the absence of prices from a pricing service or in the event that market quotations are not readily available, fair value will be determined under the Fund’s valuation procedures adopted pursuant to Rule 2a-5. Pursuant to those procedures, the Board has appointed the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2023:

Zevenbergen Genea Fund
Description	Level 1	Level 2	Level 3	Total
Fixed Income Securities:				$–
Short-Term Investment	$336,811	$–	$–	$336,811
Total Fixed Income Securities	336,811	–	–	336,811
Long-Term Investments:				–
Common Stock	77,036,678	–	–	77,036,678
Total Long-Term Investments	77,036,678	–	–	77,036,678
Short-Term Investment	336,811	–	–	336,811
Total Investments	$77,373,489	$–	$–	$77,373,489